General	6 Months Ended
Jun. 30, 2018
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

A.	CollPlant Holdings Ltd. is a regenerative medicine company focused on developing and commercializing tissue repair products, initially for three-dimensional bio-printing of tissues and organs, aesthetics, orthobiologics, and advanced wound care markets. CollPlant’s products are based on its rhCollagen, a form of human collagen produced with CollPlant’s proprietary plant-based genetic engineering technology. Two of the Company’s products received during 2016 a CE approval that enables their marketing in Europe. The Company commenced marketing of the said products.

The Company operates through CollPlant Ltd., a wholly-owned subsidiary (CollPlant Holdings Limited and CollPlant Ltd. will be referred to hereinafter as "the Company" and "CollPlant", respectively).

B.	The Company's plans for the following twelve months include continuing to focus on the 3D bio-printing of tissues and organs, aesthetics, orthopedics and advanced wound healing. The plan includes the following: (i) expanding the Company’s 3D bio-printing presence and pursuing joint ventures to position CollPlant’s bioink as a key component in the field of 3D bioprinting, (ii) developing the next generation of dermal fillers, (iii) increasing the sales in Europe of VergenixFG, a product for the treatment of chronic and surgical wounds, and (iv) increasing the sales of VergenixSTR, a product for the treatment of tendinopathy, under an exclusive distribution agreement with Arthrex for its distribution in Europe, the Middle-East, India and certain African countries.

The Company plans to continue research and development, production and marketing in the following twelve months, supported by funding sources that include the Company’s cash balances, the Israel Innovation Authority (“IIA”) grants and proceeds from a financing in the total amount of $1.25 million (see note 7).

Based on its current cash resources and commitments, the Company believes it will be able to maintain its current planned development, manufacturing and marketing activities and the corresponding level of expenditures for at least the next 12 months, although no assurance can be given that it will not need additional funds prior to such time. However, if there are unexpected increases in sales, general and administrative expenses or research and development expenses, the Company will need to seek additional financing.

C.	Convenience translation into U.S. dollars ("dollars", "USD" or "$")

For the convenience of the reader, the reported New Israeli Shekel ("NIS") amounts as of June 30, 2018 and for the six and three months ended June 30, 2018 have been translated into dollars, at the representative rate of exchange on June 30, 2018 (USD 1 = NIS 3.65). The dollar amounts presented in these condensed consolidated interim financial statements should not be construed as representing amounts that are receivable or payable in dollars or convertible into dollars, unless otherwise indicated.

D.	Approval of financial statements

These condensed financial statements were approved by the board of directors on September 20, 2018.